UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2021 (June 3, 2021)

ALKURI GLOBAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40011	85-4768339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4235 Hillsboro Pike, Suite 300

Nashville, TN 37215

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (615) 632-0303

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one fourth of one redeemable warrant	KURIU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	KURI	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	KURIW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01  Entry Into a Material Definitive Agreement.

Merger Agreement

On June 3, 2021, Alkuri Global Acquisition Corp. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Babylon Holdings Limited, a company limited by shares incorporated under the laws of Jersey with registered number 115471 (“Babylon” or, following the closing of the Business Combination, “Pubco”), Liberty USA Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and, solely for purposes of Section 1.08 of the Merger Agreement, each of Alkuri Sponsors LLC (the “Sponsor”) and Dr. Ali Parsadoust. The Merger Agreement was unanimously approved by the Company’s board of directors on June 2, 2021. If the Merger Agreement is approved by the Company’s shareholders, and the transactions contemplated by the Merger Agreement are consummated, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Babylon (the “Business Combination”). Pursuant to the Merger Agreement, each share of Company common stock (excluding shares held in treasury by the Company) will be automatically converted into the right to receive one (1) Class A ordinary shares (the “Pubco Class A Shares”) of Pubco.

The Business Combination implies a $4.2 billion post-closing equity value and a current equity value of Babylon at $3.515 billion, and prior to the closing of the Business Combination (the “Closing”), each outstanding share of Babylon will be reclassified into Pubco Class A Shares, other than the existing Babylon Class A Shares, which will be reclassified as Class B ordinary shares (the “Pubco Class B Shares”) of Pubco. As a result of the reclassification, each outstanding Pubco Class A Share and Pubco Class B Share will have a value at the time of the Business Combination of $10.00 (based on the $3.515 billion equity value of Babylon). At the Closing, the Pubco Class B shares will be held by Dr. Ali Parasdoust, ALP Partners Limited, Parsa Family Foundation (collectively, the “Founder”) or a founder permitted transferee. The Pubco Class B shares will have the same economic terms as the Pubco Class A shares, but the Pubco Class B shares will have 15 votes per share (while each Pubco Class A Share will have 1 vote per share).

In addition, in connection with the Closing, the Company will issue at the closing (i) to the Founder, 38,800,000 Pubco Class B Shares (the “Stockholder Earnout Shares”) and (ii) to the Sponsor, 1,293,750 Pubco Class A shares that the Sponsor would otherwise receive as consideration for the Merger (the “Sponsor Earnout Shares” and together with the Stockholder Earnout Shares, the “Earnout Shares”). The Earnout Shares will be subject to milestones (based on the achievement of certain price targets of Pubco Class A shares following the Closing). In the event such milestones are not met, all of the Earnout Shares will be automatically converted into redeemable shares of Pubco which Pubco can redeem for $1.00.

Conditions to Closing

The Closing is subject to certain customary conditions, including, among other things, (i) approval by the Company’s stockholders of the Merger Agreement, (ii) receipt by the Company and Babylon of reasonably satisfactory evidence that Babylon will qualify as a foreign private issuer, and (iii) the expiration or termination of the waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. In addition, Closing is subject to the conditions that the Company has at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act) immediately prior to the consummation of the Merger.

In addition, Babylon’s obligations to consummate the Closing are subject to a condition that the Company will, after giving effect to any redemption obligations, delivered cash at the closing (including from the Subscription Agreements, which are discussed further below) in an amount that equals or exceeds $230,000,000.

Representations, Warranties and Covenants

The parties to the Merger Agreement have made representations, warranties and covenants that are customary for transactions of this nature.

Termination

The Merger Agreement may be terminated by either Babylon or the Company under certain circumstances, including, among others, (i) by written consent of both Babylon and the Company, (ii) by either Babylon or the Company if the closing of the Business Combination has not occurred on or before December 3, 2021 (though either Babylon or the Company may extend such date by an additional three months as long as the parties are continuing to work in good faith to close the Business Combination expeditiously by delivering written notice to the other party), and (iii) by Babylon or the Company if the Company has held a stockholder meeting to approve the Business Combination and the Business Combination has not been obtained by the requisite stockholders of the Company.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement contains representations, warranties and covenants that the parties to the Merger Agreement made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The Merger Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about the Company, Babylon or any other party to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement (other than as expressly provided for in the Merger Agreement), may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Subscription Agreements

Additionally, the Company and Babylon entered into subscription agreements (collectively, the “Subscription Agreements”), each dated as of June 3, 2021, with certain investors (collectively, the “PIPE Investors”), pursuant to which, among other things, Babylon agreed to issue and sell, in private placements to close immediately prior to the Closing, an aggregate of 23,000,000 Pubco Class A shares for $10 per share. The PIPE Investment will be consummated substantially concurrently with the closing of the transactions contemplated by the Merger Agreement, subject to the terms and conditions contemplated by the Subscription Agreements, including the consummation of the Business Combination.

Entities affiliated with the Sponsor have agreed to purchase 1,300,000 Pubco Class A Shares pursuant to a Subscription Agreement on substantially the same terms and conditions as the other PIPE Investors. Entities affiliated with Dr. Ali Parsadoust have agreed to purchase 200,000 Pubco Class A Shares pursuant to a Subscription Agreement on substantially the same terms and conditions as the other PIPE Investors. Entities affiliated with VNV Global AB and Kinnevik AB have each agreed to purchase 500,000 Pubco Class A Shares pursuant to Subscription Agreements on substantially the same terms and conditions as the other PIPE Investors.

As of the date hereof, issuance or sale of the Pubco Class A Shares in connection with the Subscription Agreements has not been registered under the Securities Act. The Company has agreed, within 15 calendar days of Closing to file with the SEC a registration statement registering the resale of such Pubco Class A Shares and will use its best efforts to have such registration statement declared effective as soon as practicable after the filing thereof, but in any event no later than the earlier of (i) sixty (60) calendar days (or ninety (90) calendar days if the SEC notifies the Company that it will “review” the registration statement) following the Closing and (ii) the tenth (10th) business day after the date the Company is notified (in writing) by the SEC that the registration statement will not be “reviewed” or will not be subject to further review.

Sponsor Agreement Amendment

In connection with the Company’s entrance into the Merger Agreement, it also entered into a Sponsor Agreement Amendment (the “Sponsor Agreement”) with the Sponsor and certain of the Company’s officers and members of the Company’s board of directors (the “Insiders”), pursuant to which, among other things, the Sponsor and the Insiders will agree to vote any of the Company’s shares of common stock held by them in favor of the Business Combination and to not redeem any such shares at the special meeting of stockholders to be held in connection with the Business Combination. The Sponsor Agreement amends and restates the Insider Letter entered into among the Company, the Sponsor and the Insiders in connection with the Company’s initial public offering.

The foregoing description of the Sponsor Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Agreement, the form of which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Voting and Support Agreement

In connection with the Company’s entry into the Merger Agreement, certain shareholders of Babylon, constituting the requisite number of Babylon Shareholders for the purposes of applicable laws and the Company's governing documents, approved the Business Combination and related transactions. The Company also entered into Voting and Support Agreements (the “Voting and Support Agreements”) with certain shareholders of Babylon, pursuant to which such shareholders agreed, among other things, not to revoke their approval of the Business Combination and related transactions.

The foregoing description of the Voting and Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Agreement, the form of which is filed as Exhibit 10.3 hereto and is incorporated by reference herein.

Lock-up Agreement

In connection with the Merger, Babylon, the Company, the Sponsor and certain shareholders of Babylon have entered into a lockup agreement (collectively, the “Lockup Agreement”), pursuant to which the Sponsor and certain shareholders of Babylon have agreed not to (A) sell, offer to sell, contract or agree to sell, hypothecate or pledge, grant any option to purchase or otherwise dispose of or enter into an agreement to dispose of or establish or increase a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) with respect to, any security, (B) enter into any swap or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (C) publicly announce any intention to effect any transaction specified in clause (A) or (B) with respect to their Pubco Shares, subject to certain exceptions, (i) until the earlier of (A) a period of six months following the Closing (or, in the case of Dr. Ali Parsadoust or his affiliates, for a period of nine months following the Closing) and (B) subsequent to the Closing, the date on which (x) the closing price of the Pubco Class A Shares equals or exceeds $15.00 per share (as adjusted for share capital subdivisions, consolidations, dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 90 days after the Closing or (y) Babylon completes a liquidation, merger, share capital exchange, reorganization or other similar transaction that results in all of Babylon’s members have the right to exchange their Pubco Shares for cash, securities or other property(the “Transfer Restrictions”). The Sponsor has agreed that it shall not transfer its warrants to acquire Pubco Shares and the Pubco Shares issuable upon the settlement or exercise of such warrants for 30 days after the Closing. The Transfer Restrictions do not apply to any shares acquired pursuant to the Subscription Agreement or 3,665,625 Pubco Class A Shares to be received by the Sponsor in connection with the Closing of the Merger as consideration for the exchange its shares of Class B common stock of the Company into Pubco Class A Shares.

The foregoing description of the Lock-up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Agreement, the form of which is filed as Exhibit 10.4 hereto and is incorporated by reference herein.

Director Nomination Agreement

In connection with the execution of the Merger Agreement, Babylon and an affiliate of the Sponsor entered into a director nomination agreement (the “Director Nomination Agreement”) pursuant to which, among other things, such affiliate of the Sponsor will have the right to nominate one director to the board of directors of Pubco. The Director Nomination Agreement will terminate on June 3, 2022.

The foregoing description of the Director Nomination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Director Nomination Agreement which is filed as Exhibit 10.5 hereto and is incorporated by reference herein.

Registration Rights Agreement

In connection with the execution of the Merger Agreement, the Company, Sponsor, Babylon, certain stockholders of the Company and certain stockholders of Babylon entered into a Registration Rights Agreement (the “Registration Rights Agreement”) containing customary registration rights for the stockholders party to the agreement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement which is filed as Exhibit 10.6 hereto and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On June 3, 2021, the Company issued a press release (the “Press Release”) announcing the execution of the Merger Agreement. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Attached as Exhibit 99.2 hereto and incorporated by reference herein is the investor presentation dated June 2020, which will be used by the Company and Babylon with respect to the Business Combination.

On June 3, 2021, Kinnevik AB issued a press release (the “Kinnevik Press Release”) announcing the execution of the Merger Agreement. A copy of the Kinnevik Press Release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

On June 3, 2021, VNV Global AB issued a press release (the “VNV Global Press Release”) announcing the execution of the Merger Agreement. A copy of the VNV Global Press Release is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

On June 3, 2021, Babylon presented a company overview at an investor conference. A copy of the presentation is attached hereto as Exhibit 99.5 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibits 99.1, 99.2, 99.3, 99.4 and and 99.5 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibits 99.1, 99.2, 99.3, 99.4 and and 99.5.

Additional Information and Where to Find It

In connection with the proposed Business Combination, Babylon intends to file a registration statement on Form F-4 (the “Registration Statement”) with the SEC with respect to Babylon’s securities to be issued in connection with the proposed Business Combination, and the Company intends to file a preliminary proxy statement in connection with the Company’s solicitation of proxies for the vote by the Company’s stockholders in connection with the proposed Business Combination and other matters as described in the proxy statement, as well as the preliminary prospectus relating to the offer of the securities to be issued to the Company’s stockholders in connection with the completion of the Business Combination. After the Registration Statement has been declared effective, the Company will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed Business Combination. Company stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement/consent solicitation/prospectus, in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed Business Combination (the “Special Meeting”), because these documents will contain important information about the Company, Babylon and the proposed Business Combination. When available, the definitive proxy statement/consent solicitation statement/prospectus will be mailed to Company stockholders as of a record date to be established for voting on the Business Combination and the other matters to be voted upon at the Special Meeting.

The Company’s stockholders may also obtain a copy of the preliminary proxy statement/prospectus, or definitive proxy statement/prospectus once available, as well as other documents filed with the SEC regarding the proposed Business Combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Alkuri Global Acquisition Corp., 4235 Hillsboro Pike, Suite 300, Nashville, TN 37215, Attention: Secretary, (615) 632-0303.

Participants in Solicitation

The Company, Babylon, and their respective directors and officers may be deemed participants in the solicitation of proxies of the Company stockholders in connection with the proposed Business Combination. Company stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s registration statement on Form S-1 (File No. 333-251832), which was declared effective by the SEC on February 4, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Company stockholders in connection with the proposed Business Combination and other matters to be voted upon at its Special Meeting will be set forth in the proxy statement/prospectus for the proposed Business Combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Business Combination will be included in the Registration Statement that Babylon intends to file with the SEC.

Forward-Looking Statements

This Current Report on Form 8-K contains, and certain oral statements made by representatives of Babylon and the Company and their respective affiliates, from time to time may contain, a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or our future financial or operating performance. When used in this Current Report on Form 8-K, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include, without limitation, information concerning Babylon’s or the Company’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities, Babylon’s and the Company’s expectations with respect to the future performance of the combined company, including whether this proposed Business Combination will generate returns for stockholder, the anticipated addressable market for the combined company, the satisfaction of the closing conditions to the Business Combination, and the timing of the transaction.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Babylon’s or the Company’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed Business Combination contemplated thereby; (b) the inability to complete the proposed Business Combination due to the failure to obtain approval of the stockholders of the Company or other conditions to closing in the Merger Agreement; (c) the ability to meet Nasdaq’s listing standards following the consummation of the proposed Business Combination; (d) the failure of investors in the PIPE to fund their commitments upon the closing of the proposed Business Combination; (e) the risk that the proposed Business Combination disrupts current plans and operations of Babylon or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (f) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (g) costs related to the proposed Business Combination; (h) changes in applicable laws or regulations, including legal or regulatory developments (such as the SEC’s recently released statement on accounting and reporting considerations for warrants in SPACs) which could result in the need for the Company to restate its historical financial statements and cause unforeseen delays in the timing of the Business Combination and negatively impact the trading price of the Company’s securities and the attractiveness of the Business Combination to investors; (i) the possibility that Babylon may be adversely affected by other economic, business and/or competitive factors; and (j) other risks and uncertainties to be identified in the registration/proxy statement relating to the Business Combination, when available, and in other documents filed or to be filed with the SEC by the Company and Babylon and available at the SEC’s website at www.sec.gov.

Babylon and the Company caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, neither the Company nor Babylon undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release.

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

No Assurances

There can be no assurance that the proposed Business Combination will be completed, nor can there be any assurance, if the proposed Business Combination is completed, that the potential benefits of combining the companies will be realized.

Information Sources; No Representations

This Current Report on Form 8-K has been prepared for use by Babylon and the Company in connection with the proposed Business Combination. The information herein does not purport to be all-inclusive. The information herein is derived from various internal and external sources, with all information relating to the business, past performance, results of operations and financial condition of the Company was derived entirely from the Company and all information relating to the business, past performance, results of operations and financial condition of Babylon was derived entirely from Babylon. No representation is made as to the reasonableness of the assumptions made with respect to the information herein, or to the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance.

No representations or warranties, express or implied, are given in respect of this Current Report on Form 8-K. To the fullest extent permitted by law in no circumstances will the Company, Babylon, or any of their respective subsidiaries, affiliates, shareholders, representatives, partners, directors, officers, employees, advisors or agents, be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Current Report on Form 8-K, its contents (including without limitation any projections or models), any omissions, reliance on information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith, which information relating in any way to the operations of Babylon has been derived, directly or indirectly, exclusively from Babylon and has not been independently verified by the Company. Neither the independent auditors of the Company nor the independent auditors of Babylon audited, reviewed, compiled or performed any procedures with respect to any projections or models for the purpose of their inclusion in this Current Report on Form 8-K and, accordingly, neither of them expressed any opinion or provided any other form of assurances with respect thereto for the purposes of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

2.1*	Agreement and Plan of Merger dated as of June 3, 2021, by and among Babylon Holdings Limited, Liberty USA Merger Sub, Inc. and Alkuri Global Acquisition Corp.

10.1	Form of Subscription Agreement.

10.2	Sponsor Agreement Amendment dated as of June 3, 2021, by and among the Company, Alkuri Sponsors LLC and certain insiders of the Company.

10.3	Voting and Support Agreement dated as of June 3, 2021, by and among Alkuri Global Acquisition Corp. and certain shareholders of Babylon Holdings Limited.

10.4	Lock-Up Agreement dated as of June 3, 2021, by and among Babylon Holdings Limited, Alkuri Sponsors LLC, and certain shareholders of Babylon Holdings Limited.

10.5	Director Nomination Agreement dated as of June 3, 2021, by and between Babylon Holdings Limited and Works Capital LLC.

10.6	Registration Rights Agreement dated as of June 3, 2021, by and among Alkuri Sponsors LLC, Babylon Holdings Limited and certain shareholders of Babylon Holdings Limited.

99.1	Press Release dated June 3, 2021.

99.2	Investor Presentation dated June 2021.

99.3	Press Release of Kinnevik AB dated June 3, 2021.

99.4	Press Release of VNV Global AB dated June 3, 2021.

99.5	Investor Presentation dated June 3, 2021

*	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). dMY agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 3, 2021	Alkuri Global Acquisition Corporation

	By:	/s/ Rich Williams
Name: Rich Williams
Title: Chief Executive Officer